UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: August 28, 2018
(Date of earliest event reported)

UBS Commercial Mortgage Trust 2018-C12

(Central Index Key Number 0001744982)

(Exact name of issuing entity)

UBS AG

(Central Index Key Number 0001685185)

Société Générale

(Central Index Key Number 0001238163)

Natixis Real Estate Capital LLC

(Central Index Key Number 0001542256)

Cantor Commercial Real Estate Lending, L.P.

(Central Index Key Number 0001558761)

Ladder Capital Finance LLC

(Central Index Key Number 0001541468)

Rialto Mortgage Finance, LLC

(Central Index Key Number 0001592182)

CIBC Inc.

(Central Index Key Number 0001548567)

(Exact name of sponsor as specified in its charter)

UBS Commercial Mortgage Securitization Corp.

(Central Index Key Number 0001532799)

(Exact name of registrant as specified in its charter)

Delaware	333-207340-13	45-3587479
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

1285 Avenue of the Americas, New York, New York	10019
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code      212-713-2000

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [_]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [_]

Item 8.01.	Other Events.

On August 28, 2018, UBS Commercial Mortgage Securitization Corp. (the “Depositor”) caused the issuance, pursuant to a pooling and servicing agreement, dated as of August 1, 2018 and as to which an executed version is attached hereto as Exhibit 4.1 (the “Pooling and Servicing Agreement”), among UBS Commercial Mortgage Securitization Corp. (the “Registrant”), as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer and as special servicer, Wells Fargo Bank, National Association, as certificate administrator and as trustee, and Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer, of UBS Commercial Mortgage Trust 2018-C12, Commercial Mortgage Pass-Through Certificates, Series 2018-C12.

Each of several Mortgage Loans that are among the assets of the Issuing Entity are part of a Whole Loan. Each Whole Loan is governed by a co-lender, intercreditor or similar agreement (each, an “Intercreditor Agreement”) between the holders of the promissory notes comprising such Whole Loan, the terms of which are described under “Description of the Mortgage Pool—The Whole Loans” in the Depositor’s Prospectus dated August 7, 2018 and as filed with the Securities and Exchange Commission on August 28, 2018 (the “Prospectus”) described below. Each Intercreditor Agreement is attached as an exhibit hereto as described in the following table. Moreover, certain of such Whole Loans will not be serviced pursuant to the Pooling and Servicing Agreement but will instead be serviced pursuant to a different servicing agreement (each, a “Non-Serviced Servicing Agreement”). Each such Non-Serviced Servicing Agreement is attached as an exhibit hereto as described in the following table. For a description of the servicing of the affected Whole Loans under such Non-Serviced Servicing Agreements, see “Pooling and Servicing Agreement—Servicing of the Non-Serviced Mortgage Loans” in the Prospectus described below.

Name of Intercreditor Agreement (as defined in the Pooling and Servicing Agreement)	Intercreditor Agreement	Non-Serviced Servicing Agreement (if any)
Wyvernwood Apartments	4.8	N/A
Riverfront Plaza	4.9	N/A
Riverwalk	4.10	N/A
Aspect RHG Hotel Portfolio	4.11	N/A
20 Times Square	4.12	4.2
Somerset Financial Center	4.13	4.3
Conway Commons	4.14	4.4
Bank of America Center	4.15	4.5
175 Park Avenue	4.16	4.5
Manchester Highlands	4.17	4.6
5th Street Station	4.18	4.7

Midland Loan Services, a Division of PNC Bank, National Association has appointed Berkeley Point Capital LLC as a subservicer with respect to one (1) Mortgage Loan, representing approximately 5.6% of the initial pool balance, pursuant to that certain Primary Servicing Agreement, dated as of August 1, 2018 and attached hereto as Exhibit 4.19, by and between Midland Loan Services, a Division of PNC Bank, National Association, as master servicer, and Berkeley Point Capital LLC, as primary servicer, the terms of which agreement are described in the Prospectus under “Transaction Parties—The Primary Servicer—Berkeley Point Capital LLC—Summary of the BPC Primary Servicing Agreement”.

The Class A-1, Class A-2, Class A-SB, Class A-3, Class A-4, Class A-5, Class X-A, Class X-B, Class A-S, Class B and Class C Certificates (collectively, the “Public Certificates”), having an aggregate initial principal amount of $703,315,000, were sold to UBS Securities LLC (“UBS Securities”), SG Americas Securities, LLC (“SGAS”), Natixis Securities Americas LLC (“Natixis Securities”), CIBC World Markets Corp. (“CIBCWM”), Cantor Fitzgerald & Co. (“CF&Co.”), Academy Securities, Inc. (“Academy”) and Drexel Hamilton, LLC (“Drexel” and, together in such capacity with UBS Securities, SGAS, Natixis Securities, CIBCWM, CF&Co. and Academy, the “Underwriters”), pursuant to the underwriting agreement, dated as of August 3, 2018 and as to which an executed version is attached hereto as Exhibit 1.1, between the Registrant, the Underwriters and UBS AG, by and through its branch office at 1285 Avenue of the Americas, New York, New York (“UBS AG”).

In connection with the issuance and sale to the Underwriters of the Public Certificates, a legal opinion was rendered related to the validity of, and certain federal income tax considerations relating to, the Public Certificates, which legal opinion is attached as an exhibit to this report.

On August 28, 2018, the Registrant also sold the Class X-D, Class D, Class D-RR, Class E-RR, Class F-RR, Class G-RR, Class NR-RR, Class Z and Class R Certificates (collectively, the “Private Certificates” and, together with the Public Certificates, the “Certificates”), having an aggregate initial principal amount of $101,623,824, to UBS Securities, SGAS, Natixis Securities, CF&Co., Academy and Drexel (collectively in such capacity, the “Initial Purchasers”), pursuant to a certificate purchase agreement, dated as of August 3, 2018, between the Registrant, the Initial Purchasers and UBS AG. The Private Certificates were sold in a transaction exempt from registration under the Securities Act of 1933, as amended, pursuant to Section 4(a)(2) of the Act.

The Public Certificates and the Private Certificates represent, in the aggregate, the entire beneficial ownership in UBS Commercial Mortgage Trust 2018-C12 (the “Issuing Entity”), a common law trust fund formed on August 28, 2018 under the laws of the State of New York pursuant to the Pooling and Servicing Agreement. The assets of the Issuing Entity consist primarily of sixty-five (65) fixed rate mortgage loans (the “Mortgage Loans”) secured by first liens on seventy-five (75) commercial, multifamily or manufactured housing community properties. The Mortgage Loans were acquired by the Registrant from (i) UBS AG, pursuant to a Mortgage Loan Purchase Agreement, attached hereto as Exhibit 99.1 and dated as of August 3, 2018, between the Registrant and UBS AG, (ii) Société Générale (“SG”), pursuant to a Mortgage Loan Purchase Agreement, attached hereto as Exhibit 99.2 and dated as of August 3, 2018, between the Registrant and SG, (iii) Ladder Capital Finance LLC (“LCF”), pursuant to a Mortgage Loan Purchase Agreement, attached hereto as Exhibit 99.3 and dated as of August 3, 2018, among the Registrant, LCF, Ladder Capital Finance Holdings LLLP, Series REIT of Ladder Capital Finance Holdings LLLP and Series TRS of Ladder Capital Finance Holdings LLLP, (iv) Natixis Real Estate Capital LLC (“Natixis”), pursuant to a Mortgage Loan Purchase Agreement, attached hereto as Exhibit 99.4 and dated as of August 3, 2018, between the Registrant and Natixis, (v) Rialto Mortgage Finance, LLC (“RMF”), pursuant to a Mortgage Loan Purchase Agreement, attached hereto as Exhibit 99.5 and dated as of August 3, 2018, between the Registrant and RMF, (vi) Cantor Commercial Real Estate Lending, L.P. (“CCRE”), pursuant to a Mortgage Loan Purchase Agreement, attached hereto as Exhibit 99.6 and dated as of August 3, 2018, between the Registrant and CCRE and (vii) CIBC Inc. (“CIBC”), pursuant to a Mortgage Loan Purchase Agreement, attached hereto as Exhibit 99.7 and dated as of August 3, 2018, between the Registrant and CIBC.

The funds used by the Registrant to pay the purchase price for the Mortgage Loans were derived in part from the proceeds from the sale of Certificates by the Registrant to the Underwriters, pursuant to the Underwriting Agreement, the Initial Purchasers, pursuant to the Certificate Purchase Agreement, and the Retaining Party, pursuant to a separate agreement among the parties.

The Public Certificates and the Mortgage Loans are more particularly described in the Prospectus. In connection with such Prospectus, the Chief Executive Officer of the Registrant has provided the certification attached hereto as Exhibit 36.1 and dated as of August 7, 2018.

On August 28, 2018, the Registrant sold all of the Public Certificates, having an aggregate certificate principal amount of $703,315,000. The net proceeds of the offering to the Registrant of the issuance of the Public Certificates, after deducting expenses payable by the Registrant of $6,826,276, were approximately $751,909,549. Of the expenses paid by the Registrant, $0 were paid directly to affiliates of the Registrant, $1,528,127 in the form of fees were paid to the Underwriters, $409,898 were paid to or for the Underwriters and $4,888,251 were other expenses. All of the foregoing expense amounts are the Depositor’s reasonable estimates of such expenses. No underwriting discounts and commissions or finder’s fees were paid by the Registrant; the Public Certificates were offered by the Underwriters for sale to the public in negotiated transactions or otherwise at varying prices determined at the time of sale. The related registration statement (file no. 333-207340) was originally declared effective on November 24, 2015.

The Sponsor is satisfying its credit risk retention obligation under Regulation RR, 12 C.F.R. Part 43 (the “Risk Retention Rule”) in connection with the securitization of the Mortgage Loans referred to above by the purchase on the Closing Date and holding by KKR Real Estate Credit Opportunity Partners (AIV) Aggregator I L.P., acting as a majority-owned affiliate of a third-party purchaser under the Risk Retention Rule, of the Class D-RR, Class E-RR, Class F-RR, Class G-RR and Class NR-RR Certificates (the “RR Certificates”).

The aggregate fair value of the RR Certificates is equal to approximately $41,157,452 (excluding accrued interest), representing approximately 5.02% of the aggregate fair value of all of the Regular Certificates. The fair value of the “eligible horizontal residual interest” (as defined in the Risk Retention Rule) that the Sponsor is required to retain under the credit risk retention requirements of the Risk Retention Rule is equal to approximately $41,022,810, representing approximately 5.00% of the aggregate fair value of all of the Regular Certificates.

As of the Closing Date, there are no material differences between (a) the valuation methodology or any of the key inputs and assumptions that were used in calculating the fair value or range of fair values disclosed in the Prospectus under the heading “Credit Risk Retention” prior to the pricing of the Certificates and (b) the methodology or the key inputs and assumptions that were used in calculating the fair value at the time of the Closing Date.

Item 9.01.	Financial Statements, Pro Forma Financial Information and Exhibits.

(d)	Exhibits

Exhibit No.	Description

Exhibit 1.1	Underwriting Agreement, dated as of August 3, 2018, among UBS Commercial Mortgage Securitization Corp., as depositor, UBS Securities LLC, SG Americas Securities, LLC, Natixis Securities Americas LLC, CIBC World Markets Corp., Cantor Fitzgerald & Co., Academy Securities, Inc. and Drexel Hamilton, LLC as underwriters, and UBS AG.

Exhibit 4.1	Pooling and Servicing Agreement, dated and effective as of August 1, 2018, among UBS Commercial Mortgage Securitization Corp., as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer and as special servicer, Wells Fargo Bank, National Association, as certificate administrator and as trustee, and Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer.

Exhibit 4.2	20 Times Square Trust 2018-20TS TSA (as defined in the Pooling and Servicing Agreement).

Exhibit 4.3	WFCM 2018-C46 PSA (as defined in the Pooling and Servicing Agreement).

Exhibit 4.4	CSAIL 2018-CX12 PSA (as defined in the Pooling and Servicing Agreement).

Exhibit 4.5	CD 2018-CD7 PSA (as defined in the Pooling and Servicing Agreement).

Exhibit 4.6	UBS 2018-C10 PSA (as defined in the Pooling and Servicing Agreement).

Exhibit 4.7	UBS 2018-C11 PSA (as defined in the Pooling and Servicing Agreement).

Exhibit 4.8	Wyvernwood Apartments Intercreditor Agreement (as defined in the Pooling and Servicing Agreement).

Exhibit 4.9	Riverfront Plaza Intercreditor Agreement (as defined in the Pooling and Servicing Agreement).

Exhibit 4.10	Riverwalk Intercreditor Agreement (as defined in the Pooling and Servicing Agreement).

Exhibit 4.11	Aspect RHG Hotel Portfolio Intercreditor Agreement (as defined in the Pooling and Servicing Agreement).

Exhibit 4.12	20 Times Square Intercreditor Agreement (as defined in the Pooling and Servicing Agreement).

Exhibit 4.13	Somerset Financial Center Intercreditor Agreement (as defined in the Pooling and Servicing Agreement).

Exhibit 4.14	Conway Commons Intercreditor Agreement (as defined in the Pooling and Servicing Agreement).

Exhibit 4.15	Bank of America Center Intercreditor Agreement (as defined in the Pooling and Servicing Agreement).

Exhibit 4.16	175 Park Avenue Intercreditor Agreement (as defined in the Pooling and Servicing Agreement).

Exhibit 4.17	Manchester Highlands Intercreditor Agreement (as defined in the Pooling and Servicing Agreement).

Exhibit 4.18	5th Street Station Intercreditor Agreement (as defined in the Pooling and Servicing Agreement).

Exhibit 4.19	Primary Servicing Agreement, dated as of August 1, 2018, by and between Midland Loan Services, a Division of PNC Bank, National Association, as master servicer, and Berkeley Point Capital LLC, as primary servicer.

Exhibit 5	Legality Opinion of Cadwalader, Wickersham & Taft LLP, dated August 28, 2018.

Exhibit 8	Tax Opinion of Cadwalader, Wickersham & Taft LLP, dated August 28, 2018 (included as part of Exhibit 5).

Exhibit 23	Consent of Cadwalader, Wickersham & Taft LLP (included as part of Exhibit 5).

Exhibit 36.1	Depositor’s Certification for Shelf Offerings of Asset-Backed Securities in respect of that certain Prospectus dated August 7, 2018.

Exhibit 99.1	Mortgage Loan Purchase Agreement, dated August 3, 2018, between UBS AG, as seller, and UBS Commercial Mortgage Securitization Corp., as purchaser.

Exhibit 99.2	Mortgage Loan Purchase Agreement, dated August 3, 2018, between Société Générale, as seller, and UBS Commercial Mortgage Securitization Corp., as purchaser.

Exhibit 99.3	Mortgage Loan Purchase Agreement, dated August 3, 2018, between Ladder Capital Finance LLC, as seller, Ladder Capital Finance Holdings LLLP, Series REIT of Ladder Capital Finance Holdings LLLP, Series TRS of Ladder Capital Finance Holdings LLLP and UBS Commercial Mortgage Securitization Corp., as purchaser.

Exhibit 99.4	Mortgage Loan Purchase Agreement, dated August 3, 2018, between Natixis Real Estate Capital LLC, as seller, and UBS Commercial Mortgage Securitization Corp., as purchaser.

Exhibit 99.5	Mortgage Loan Purchase Agreement, dated August 3, 2018, between Rialto Mortgage Finance, LLC, as seller, and UBS Commercial Mortgage Securitization Corp., as purchaser.

Exhibit 99.6	Mortgage Loan Purchase Agreement, dated August 3, 2018, between Cantor Commercial Real Estate Lending, L.P., as seller, and UBS Commercial Mortgage Securitization Corp., as purchaser.

Exhibit 99.7	Mortgage Loan Purchase Agreement, dated August 3, 2018, between CIBC Inc., as seller, and UBS Commercial Mortgage Securitization Corp., as purchaser.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 28, 2018	UBS COMMERCIAL MORTGAGE SECURITIZATION CORP. (Registrant)

	By:	/s/ Nicholas Galeone
Name: Nicholas Galeone
Title: President (senior officer in charge of securitization of the depositor)
By:	/s/ David Schell
Name: David Schell
Title: Managing Director

INDEX TO EXHIBITS

Item 601(a) of Regulation S-K Exhibit No.	Description	Paper (P) or Electronic (E)
1.1	Underwriting Agreement, dated as of August 3, 2018, among UBS Commercial Mortgage Securitization Corp., as depositor, UBS Securities LLC, SG Americas Securities, LLC, Natixis Securities Americas LLC, CIBC World Markets Corp., Cantor Fitzgerald & Co., Academy Securities, Inc. and Drexel Hamilton, LLC as underwriters, and UBS AG.	(E)
4.1	Pooling and Servicing Agreement, dated and effective as of August 1, 2018, among UBS Commercial Mortgage Securitization Corp., as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer and as special servicer, Wells Fargo Bank, National Association, as certificate administrator and as trustee, and Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer.	(E)
4.2	20 Times Square Trust 2018-20TS TSA (as defined in the Pooling and Servicing Agreement).	(E)
4.3	WFCM 2018-C46 PSA (as defined in the Pooling and Servicing Agreement).	(E)
4.4	CSAIL 2018-CX12 PSA (as defined in the Pooling and Servicing Agreement).	(E)
4.5	CD 2018-CD7 PSA (as defined in the Pooling and Servicing Agreement).	(E)
4.6	UBS 2018-C10 PSA (as defined in the Pooling and Servicing Agreement).	(E)
4.7	UBS 2018-C11 PSA (as defined in the Pooling and Servicing Agreement).	(E)
4.8	Wyvernwood Apartments Intercreditor Agreement (as defined in the Pooling and Servicing Agreement).	(E)

Item 601(a) of Regulation S-K Exhibit No.	Description	Paper (P) or Electronic (E)
4.9	Riverfront Plaza Intercreditor Agreement (as defined in the Pooling and Servicing Agreement).	(E)
4.10	Riverwalk Intercreditor Agreement (as defined in the Pooling and Servicing Agreement).	(E)
4.11	Aspect RHG Hotel Portfolio Intercreditor Agreement (as defined in the Pooling and Servicing Agreement).	(E)
4.12	20 Times Square Intercreditor Agreement (as defined in the Pooling and Servicing Agreement).	(E)
4.13	Somerset Financial Center Intercreditor Agreement (as defined in the Pooling and Servicing Agreement).	(E)
4.14	Conway Commons Intercreditor Agreement (as defined in the Pooling and Servicing Agreement).	(E)
4.15	Bank of America Center Intercreditor Agreement (as defined in the Pooling and Servicing Agreement).	(E)
4.16	175 Park Avenue Intercreditor Agreement (as defined in the Pooling and Servicing Agreement).	(E)
4.17	Manchester Highlands Intercreditor Agreement (as defined in the Pooling and Servicing Agreement).	(E)
4.18	5th Street Station Intercreditor Agreement (as defined in the Pooling and Servicing Agreement).	(E)
4.19

Primary Servicing Agreement, dated as of August 1, 2018, by and between Midland Loan Services, a Division of PNC Bank, National Association, as master servicer, and Berkeley Point Capital LLC, as primary servicer.

(E)
5	Legality Opinion of Cadwalader, Wickersham & Taft LLP, dated August 28, 2018.	(E)
8	Tax Opinion of Cadwalader, Wickersham & Taft LLP, dated August 28, 2018 (included as part of Exhibit 5).	(E)

Item 601(a) of Regulation S-K Exhibit No.	Description	Paper (P) or Electronic (E)
23	Consent of Cadwalader, Wickersham & Taft LLP (included as part of Exhibit 5).	(E)
36.1	Depositor’s Certification for Shelf Offerings of Asset-Backed Securities in respect of that certain Prospectus dated August 7, 2018.	(E)
99.1	Mortgage Loan Purchase Agreement, dated August 3, 2018, between UBS AG, as seller, and UBS Commercial Mortgage Securitization Corp., as purchaser.	(E)
99.2	Mortgage Loan Purchase Agreement, dated August 3, 2018, between Société Générale, as seller, and UBS Commercial Mortgage Securitization Corp., as purchaser.	(E)
99.3

Mortgage Loan Purchase Agreement, dated August 3, 2018, between Ladder Capital Finance LLC, as seller, Ladder Capital Finance Holdings LLLP, Series REIT of Ladder Capital Finance Holdings LLLP, Series TRS of Ladder Capital Finance Holdings LLLP and UBS Commercial Mortgage Securitization Corp., as purchaser.

(E)
99.4	Mortgage Loan Purchase Agreement, dated August 3, 2018, between Natixis Real Estate Capital LLC, as seller, and UBS Commercial Mortgage Securitization Corp., as purchaser.	(E)
99.5	Mortgage Loan Purchase Agreement, dated August 3, 2018, between Rialto Mortgage Finance, LLC, as seller, and UBS Commercial Mortgage Securitization Corp., as purchaser.	(E)
99.6	Mortgage Loan Purchase Agreement, dated August 3, 2018, between Cantor Commercial Real Estate Lending, L.P., as seller, and UBS Commercial Mortgage Securitization Corp., as purchaser.	(E)

Item 601(a) of Regulation S-K Exhibit No.	Description	Paper (P) or Electronic (E)
99.7	Mortgage Loan Purchase Agreement, dated August 3, 2018, between CIBC Inc., as seller, and UBS Commercial Mortgage Securitization Corp., as purchaser.	(E)